UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 15, 2004

SCHEID VINEYARDS INC.

(Exact name of small business issuer as specified in its charter)

Delaware	000-22857	77-0461833
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

305 Hilltown Road
Salinas, California		93908
(Address of principal executive offices)		(Zip Code)

(831) 455-9990
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 15, 2004, Scheid Vineyards Inc. issued a press release reporting its third quarter results.  A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the “SEC”) made by Scheid Vineyards Inc. whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements, Proforma Financial Information and Exhibits

(c)	The following exhibit is included herewith:

	99.1	Press Release dated November 15, 2004 relating to third quarter results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2004	SCHEID VINEYARDS INC.
/s/ Michael S. Thomsen

Michael S. Thomsen Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 15, 2004 titled “Scheid Vineyards Inc. Reports 3rd Quarter Results.”